Photo by Salvador Saldana Photo by Yvonne McDonald Photo by Maria DeVecchio Photo by Siti Alimah Fourth Quarter 2023

Disclosure Statement 1 This presentation includes forward-looking statements. These statements include descriptions of management’s plans, objectives or goals for future operations, products or services, forecast of financial or other performance measures and statements about Banner’s general outlook for economic and other conditions. Additional forward-looking statements may be made in the question-and-answer period following the presentation. These forward-looking statements are subject to several risks and uncertainties and actual results may differ materially from those discussed today. Information on the risk factors that could cause actual results to differ are available from the earnings press release that was released January 18, 2024 as well as the Form 10-K for the year ended December 31, 2022 and Forms 10-Q filed quarterly thereafter. Forward-looking statements are effective only as of the date they are made, and Banner assumes no obligation to update information concerning its expectations.

Fourth quarter 2023 highlights 2 • Net income of $42.6 million, compared to $45.9 million for the third quarter of 2023 • Loan growth of $156 million (6% annualized) • Total loan originations (excluding HFS) were $741 million • Total deposits declined by $145 million (1.1%); retail deposits declined by $90 million and brokered by $55 million; loan-to-deposit ratio increased from 81% to 83% • Net interest margin (tax equivalent) decreased 10 basis points to 3.83% • Efficiency ratio (adjusted, non-GAAP) increased 104 basis points to 60.04% • $2.5 million provision for credit losses driven by loan growth and unfunded commitments, including $750,000 recapture of provision for credit losses – AFS securities; Allowance for credit losses – loans was 1.38% of total loans • Non-performing assets remained low at 0.19% of total assets, up from 0.17% last quarter • Announced dividend of $0.48 per share to be paid in February 2024

Building value at Banner Building value for stakeholders … by focusing on core banking competency … that is sustainable through change events … and scalable with acquisition growth Banner Corporation Assets $15.7B Deposits $13.0B Loans $10.8B Offices 135 Employees 1,966 3 Acquisition History 2019 Q4 2018 Q4 2015 Q4 2015 Q1 2014 Q2 AltaPacific Bank Skagit Bank AmericanWest Bank Siuslaw Bank SW Oregon Branches Assets $0.4B $0.9B $4.5B $0.4B $0.2B Deposits $0.3B $0.8B $3.6B $0.3B $0.2B Loans $0.3B $0.6B $3.0B $0.2B $0.1B Offices 6 11 98 10 6

Building value at Banner Core banking competency Growing revenue Protecting net interest margin Spending carefully Maintaining a moderate risk profile Employing capital wisely Growing revenue Take advantage of ideal geography Offer super community bank value proposition Guard and improve reputation Grow market share 4

Growing revenue … in a good place since 1890 5 Source: U.S. Census Bureau Moody’s Analytics Forecasted (June 2023) Population Estimate (millions) 2020 2030 Growth Washington 7.7 8.4 9%* Oregon 4.2 4.5 5% Idaho 1.8 2.2 20%* California 39.5 39.5 0% Region 53.3 54.6 2% United States 331.4 344.6 4% * Among the fastest growing in the country

Growing revenue … in an ideal geography Powerful and diverse economic drivers From Banner’s Pacific Northwest base to … Technology Manufacturing Consumer Logistics Natural Resources Agriculture Traditional, specialty crops, orchards, wineries, … California From Apple to from Silicon Valley to the Central Valley … the world’s 6th largest economy 6

Growing revenue Our super community bank value proposition Broad product offerings serving middle market, small business and consumer client base Decision making as close to client as possible Delivery channels aligned to maximize tactical execution of strategic plan Community investment 7

Growing revenue Guard and improve reputation Outstanding CRA Rating FDIC 2021, most recent 3-year examination cycle Most Trustworthy Companies in America Newsweek 2023 World’s Most Trustworthy Companies Newsweek 2023 America’s Best Regional Banks *NEW* Newsweek 2024 Excellence Award for Bank of the Year Q2 Holdings 2023 5-Star rating™ (highest category) BauerFinancial; 10+years America’s 100 Best Banks Forbes, 7 consecutive years (2017-2023) World’s Best Banks Forbes, 4 consecutive years (2020-2023) Top 50 U.S. Public Banks (assets of $10B+) S&P Global Market Intelligence 2021 & 2022 8

$ M ill io n s 20 09- Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 0 5 10 15 20 25 30 0% 4% 8% 12% 16% 20% 24% 28% $ M ill io n s 20 09- Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 0 25 50 75 100 125 150 175 200 Growing revenue Deposit Fees as % of Core Revenue 1 Other Fees Mortgage Banking Deposit Fees 9 1. Excludes net gain/loss on sale of securities, change in valuation of financial instruments carried at fair value and branch sale gain. Core revenue1 Quarter Ending Quarter Last 12 Months Amount Amount 12/31/23 $157M $644M 12/31/09 $45M $177M Noninterest income Quarter Ending Quarter Last 12 Months Amount Amount 12/31/23 $18.7M $67.9M 12/31/09 $6.6M $31.1M Other Income Net Interest Income

Building value at Banner Core banking competency Growing revenue Protecting net interest margin Spending carefully Maintaining a moderate risk profile Employing capital wisely Protecting net interest margin Improve earning asset mix Improve funding mix Reduce deposit costs Maintain loan-to-deposit ratio 10

Protecting net interest margin $ Millions Avg Bal Cost (in bps) Non-Interest 5,037 0 Interest Bearing 6,669 155 CDs 1,477 355 Subtotal Deposits 13,183 118 FHLB & Other 498 477 Total 13,681 131 11 37% 49% 11% 3% 73% 27% 36% 26% 38% Non-Interest Bearing Certificates of Deposit Interest Bearing and Savings Securities & Int-bearing Deposits Loans Fixed: 4.49% Yield Floating: 8.55% Yield Low Cost Funding Mix 12/31/2023 Adjustable: 4.95% Yield Earning Asset Mix 12/31/2023 Loan Repricing Structure 12/31/2023 $ Millions Avg Bal Yield (in bps) Loans 10,761 577 Securities & Int- bearing Deposits 3,895 308 Total 14,656 506 64% of the loan portfolio is floating/adjustable 70% of the floating/adjustable loans have floors 29% of the loans that have floors are at the floor FHLB, Sub Debt & Other

20 09- Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 —% 1% 2% 3% 4% 5% 6% 7% $ B ill io n s 20 09- Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 0 2 4 6 8 10 12 14 16 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Protecting net interest margin Noncore Deposits Core Deposits Manage deposit costs Quarter Ending Quarter Last 12 Months Amount Rate Amount Rate 12/31/23 $39.3M 1.18% $100.1M 0.76% 12/31/09 $17.7M 1.83% $83.2M 2.21% 12 Focus on core deposits Quarter Ending Balance % of Total Deposits 12/31/23 $11,552M 89% 12/31/09 $1,924M 50% Loan Yield Deposit Cost Core Deposits % Loan–Deposit Spread

20 09 -Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 -20% -10% 0% 10% 20% 30% 40% 50% Protecting net interest margin Peer Median Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation Net Noncore Funding Dependence Peer Top Quartile 13 $ B illio n s 20 09- Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 —% 20% 40% 60% 80% 100% 0 2 4 6 8 10 12 14 Banner Loan-to-Deposit Ratio Deposits Loans

20 09 -Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 0% 1% 2% 3% 4% 5% 6% 20 09 -Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% Protecting net interest margin Maintain top quartile net interest margin Quarter Ending Quarter Last 12 Months Amount Rate Amount Rate 12/31/23 $138M 3.75% $576M 3.93% 12/31/09 $39M 3.53% $146M 3.36% Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation 14 Peer Top Quartile Peer Median Net Interest Margin Banner Net Interest Margin Earning Asset Yield Funding Cost

Conservative investment portfolio 15 Assumes flat forward balance sheet, parallel rate shift; Base as of 12/31/23 525 546 566 565 554 531 (7.3)% (3.5)% —% (0.1)% (2.2)% (6.2)% -200 bps -100 bps Base +100 bps +200 bps +300 bps 0 200 400 600 800 -20% -15% -10% -5% 0% 5% CMO, $1,163, 33.9% MBS, $882, 25.7% CMBS, $517, 15.1% Municipal, $494, 14.4% ABS, $221, 6.4% Corp, $119, 3.5% Agency, $34, 1.0% Other, $3, 0.1% Y e ar s 3.16 2.29 5.04 9.59 6.51 6.72 6.79 6.67 Total Portfolio Effective Duration Duration on New Purchases Q1 2023 Q2 2023 Q3 2023 Q4 2023 0.00 2.00 4.00 6.00 8.00 10.00 12.00 5.13% 6.93% 5.20% 5.91% 2.99% 3.03% 3.07% 3.10% New Purchases Tax Effected Yield Total Portfolio Tax Effected Yield Q1 2023 Q2 2023 Q3 2023 Q4 2023 0% 2% 4% 6% 8% 12 Month Net Interest Income Shock ($MM), % Change Quarterly New Purchases: Average Duration Investment Portfolio Composition ($3.43 billion) 79% of investments are Agency MBS/CMO or AAA rated 7.4% non-rated investments, principally CRA investments Portfolio is a diversified mix of asset types and blend of fixed and floating rate instruments. It remains moderately asset sensitive. Quarterly New Purchases: Average Yield $ Millions

Building value at Banner Core banking competency Growing revenue Protecting net interest margin Spending carefully Maintaining a moderate risk profile Employing capital wisely Spending carefully Benefit from scale Control core operating expense 16

$ M ill io n s 20 09- Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 0 20 40 60 80 100 20% 30% 40% 50% 60% 70% 80% 90% 100% 20 09 -Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 50% 60% 70% 80% 90% 100% Spending carefully Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation 17 Control core operating expense Quarter Ending Quarter Last 12 Months Amount Amount 12/31/23 $94M $373M 12/31/09 $31M $132M Peer Top Quartile Peer Median Banner Efficiency Ratio Occupancy Compensation Info Services Other Efficiency Ratio

Maintaining a moderate risk profile Embrace effective enterprise risk management Minimize nonperforming assets Maintain appropriate loan loss reserve Maintain appropriate risk capital Building value at Banner Core banking competency Growing revenue Protecting net interest margin Spending carefully Maintaining a moderate risk profile Employing capital wisely 18

Commercial RE 34% Multifamily 8% Construction 14% Commercial 21% Agricultural 3% 1-4 Family 14% Consumer 6% Diversified loan portfolio 19 Loan Composition 12/31/2023 CRE Breakout $MM % OO CRE 916 8 % Investment Properties 1,541 14 % Small Balance CRE 1,179 11 % Total Comm CRE 3,636 34 % Construction Breakout $MM % Commercial 170 2 % Multifamily 504 5% 1-4 Family 526 5 % Land 337 3 % Total Construction 1,537 14 % Loan Originations (commitments, $MM) A ve rag e Y ie ld 6.42% 7.41% 7.69% 8.27% 8.59% Commercial RE Multifamily Construction Commercial Agricultural 1-4 Fam Consumer Avg Yield on New Loan Originations Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4' 23 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10%

20 Characteristics of highlighted loan segments Office 1 Balances ($MM) $660.8 Percent of Total Loans 6.1% Total Investor Office $303.9 Total Owner Occupied $356.9 Average Loan Size $0.8 Largest Loan Size $19.2 30 + days Past Due $0.5 Adversely Classified $7.2 Retail 2 Balances ($MM) $1,284.1 Percent of Total Loans 11.9% Balance of Retail Loans Secured by CRE * $1,145.0 Average Loan Size $0.6 Average CRE Secured Loan Size $0.7 Largest Loan Size $29.6 30 + days Past Due $1.1 Adversely Classified $7.4 * No mall exposure Healthcare 3 Balances ($MM) $408.5 Percent of Total Loans 3.8% Balance of Healthcare Services secured by Medical Office * $176.3 Medical Office as a % of Total Loans 1.6% Average Loan Size $0.6 Average Medical Office Size $0.8 Largest Loan Size $16.7 30 + days Past Due $0.5 Adversely Classified $0.3 * No hospital exposure 1 By collateral code 2 Retail business loans, both commercial and commercial real estate secured loans 3 All healthcare and social services, including both commercial and commercial real estate secured loans

Allowance for credit losses 21 $ M ill io n s ACL Provision/Release $14.9 $23.5 $28.6 $15.2 $0.6 $4.5 $6.1 $6.7 $6.8 $2.0 $2.5 -$9.3-$10.3-$8.6 -$5.2-$7.0 -$0.5 1/ 1/ 20 20 20 20 -Q 1 20 20 -Q 2 20 20 -Q 3 20 20 -Q 4 20 21 -Q 1 20 21 -Q 2 20 21 -Q 3 20 21 -Q 4 20 22 -Q 1 20 22 -Q 2 20 22 -Q 3 20 22 -Q 4 20 23 -Q 1 20 23 -Q 2 20 23 -Q 3 20 23 -Q 4 $ M ill io n s $108.4 $130.5 $156.4 $168.0 $167.3 $156.1 $148.0 $139.9 $132.1 $125.5 $128.7 $135.9 $141.5 $141.5 $144.7 $147.0 $149.6 1.16% 1.41% 1.71% 1.86% 1.90% 1.81% 1.68% 1.57% 1.48% 1.39% 1.36% 1.38% 1.39% 1.39% 1.38% 1.38% 1.38% ACL - Loans ACL - Loans as % of Loans, excluding PPP 01 /0 1/ 20 20 20 -Q 1 20 20 -Q 2 20 20 -Q 3 20 20 -Q 4 20 21 -Q 1 20 21 -Q 2 20 21 -Q 3 20 21 -Q 4 20 22 -Q 1 20 22 -Q 2 20 22 -Q 3 20 22 -Q 4 20 23 -Q 1 20 23 -Q 2 20 23 -Q 3 20 23 -Q 4 $163.1 $164.5 2023-Q 3 Portfolio Econom y N et C /O Provision 2023-Q 4 Net charge-offs Portfolio Economic factors Provision Change assessment: Changes to allowance: $ Millions ACL - Loans 147.0 2.8 (0.1) (1.1) 3.8 149.6 ACL - Unfunded Commitments 15.0 (0.3) (0.2) — (0.5) 14.5 ACL - HTM Securities 0.3 — — — — 0.3 ACL - AFS Securities 0.8 — (0.8) — (0.8) — Total ACL 163.1 2.4 (1.0) (1.1) 2.5 164.5

$ M ill io n s 20 09 -Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 0 50 100 150 200 250 300 350Minimize nonperforming assets Quarter Ending NPAs REO Amount % of TA Amount % of TA 12/31/23 $30M 0.19% $0.5M 0.00% 12/31/09 $292M 6.11% $78M 2.01% Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation Maintaining a moderate risk profile ACLL Real Estate Owned Nonperforming Loans 20 09 -Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% Peer Top Quartile Peer Median Banner ACLL to Total Loans 22

Building value at Banner Core banking competency Growing revenue Protecting net interest margin Spending carefully Maintaining a moderate risk profile Employing capital wisely Employing capital wisely Maintain premium to tangible book value Pay appropriate dividends Prepare for future opportunities 23

Reconciliation of non-GAAP measures 24 $ Thousands Quarters Ended Years Ended PRE-TAX PRE-PROVISION EARNINGS Dec 31, 2023 Sep 30, 2023 Dec 31, 2022 Dec 31, 2023 Dec 31, 2022 Income before provision for income taxes (GAAP) $ 53,318 $ 56,506 $ 66,424 $ 227,087 $ 240,775 Provision for credit losses 2,522 2,027 6,704 10,789 10,364 Pretax pre provision earnings (non- GAAP) 55,840 58,533 73,128 237,876 251,139 Exclude net loss/(gain) on sale of securities 4,806 2,657 3,721 19,242 3,248 Exclude net change in valuation of financial instruments carried at fair value (139) 654 (157) 4,218 (807) Exclude gain on sale of branches — — — — (7,804) Exclude Banner Forward expenses — 996 838 1,334 5,293 Exclude loss of extinguishment of debt — — — — 793 Adjusted pretax pre provision earnings (non-GAAP) $ 60,507 $ 62,840 $ 77,530 $ 262,670 $ 251,862

Building value at Banner Building value for … Shareholders by delivering top quartile financial performance Clients by delivering super community bank service and products Employees by offering opportunity and reward Communities by providing capital and staying involved 25